                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In  connection  with the  shareholder  report  of  American  Century  Asset
Allocation  Portfolios,  Inc.  (the  "Registrant")  on Form N-CSR for the period ending January 31, 2005 (the "Report"), we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:  March 31, 2005

                                   /s/ William M. Lyons
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                                   William M. Lyons
                                   President
                                   (chief executive officer)

                                   /s/ Maryanne L. Roepke
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                                   Maryanne L. Roepke
                                   Sr. Vice President, Treasurer, and
                                   Chief Accounting Officer
                                   (chief financial officer)